UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1115 Broadway, 12th Floor, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212)-537-5775

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2020, the Board of Directors (the “Board”) of FaceBank Group, Inc. (the “Company” or “FaceBank”) approved the appointment of Edgar Bronfman, Jr. as Executive Chairman of the Board, effective as of April 29, 2020 (the “Start Date”). As a result of Mr. Bronfman’s appointment, on the Start Date, John Textor resigned as Executive Chairman of the Board, effective immediately. Mr. Textor shall remain a member of the Board and an employee of the Company. Mr. Textor’s change in role is not the result of any disagreement with the Company relating to the Company’s operations, policies or practices. A copy of the resignation letter is attached hereto as Exhibit 17.1.

Edgar Bronfman, Jr., age 64, brings to the Company decades of experience in media and technology. Since October 2017, Mr. Bronfman has served as chairman of Waverley Capital LLC, a media-focused venture capital firm, of which he is also a co-founder and general partner. Since 2014, Mr. Bronfman has served as managing partner of Accretive, LLC, a private equity firm. Mr. Bronfman served in various roles at Warner Music Group, a multinational entertainment and record label, most recently serving as chief executive officer from March 2004 to August 2011 and as a member of the board of directors from March 2004 to May 2013, including serving as chairman of the board of directors from March 2004 to January 2012. Mr. Bronfman served on the boards of directors of IAC InterActive Corp, a media and internet company, from February 1998 through October 2019 and Accretive Health, Inc. (now known as R1 RCM Inc.), a healthcare management company, from October 2006 until February 2016. Mr. Bronfman has also served as executive chairman of Global Thermostat Operations, LLC, a company designed to develop and commercialize technology for the direct capture of carbon dioxide, since 2010 and has served on the boards of Insureon Holdings, LLC since 2012 and Everspring Inc. since 2014. Mr. Bronfman is Chairman of the Board of Endeavor Global, Inc., a member of the board of trustees of the NYU Elaine A. and Kenneth G. Langone Medical Center, a member of the Board of the Council of Foreign Relations, Vice President of the Ann L. Bronfman Foundation and Director of the Clarissa and Edgar Bronfman Jr. Foundation. Mr. Bronfman’s qualifications to serve on the Board include his experience as a member of senior management of various public and global companies, which gives him particular insight into business strategy, leadership, marketing, consumer branding and international operations. The Board also considered his high level of financial literacy and insight into the media, entertainment and technology industries as well as his private equity experience.

There is no arrangement or understanding between Mr. Bronfman and any other person, other than as described below, pursuant to which Mr. Bronfman was elected as a director of the Company. There are no family relationships between Mr. Bronfman and any director or executive officer of the Company, and, other than as described herein, no transactions involving Mr. Bronfman that would require disclosure under Item 404(a) of Regulation S-K.

The Company and Mr. Bronfman entered into a letter agreement dated as of April 29, 2020, pursuant to which Mr. Bronfman agreed to serve as the Executive Chairman of the Board (the “Letter Agreement”). Pursuant to the Letter Agreement, Mr. Bronfman’s employment with the Company is for an indefinite period and is terminable by either Mr. Bronfman or the Company upon 30 days’ advance written notice. Pursuant to the Letter Agreement, Mr. Bronfman received a stock option covering 1,875,000 shares of the Company’s common stock on the Start Date (the “Option Award”). The Option Award has an exercise price of $8.76 per share and a term of seven years, will generally vest in equal annual installments over a period of four years, in each case subject to earlier vesting upon the achievement of certain stock price milestones, and is subject to the terms of the Company’s 2020 Equity Incentive Plan and a stock option agreement thereunder. In the event Mr. Bronfman’s employment with the Company is terminated by the Company without cause, by Mr. Bronfman following the Company’s material breach of any agreement between Mr. Bronfman and the Company or due to Mr. Bronfman’s death or disability, any outstanding portion of the Option Award that remains unvested as of the date of such termination of employment will remain outstanding and eligible to vest in accordance with the terms of the applicable stock option agreement. In addition, any unvested portion of the Option Award that remains outstanding as of the date of a change in control of the Company will immediately vest in full and become exercisable. In addition to the Option Award, Mr. Bronfman will receive an annual base salary of $95,000, which may increase if he chairs or serves other Board committees. He will be eligible to receive an annual equity award on generally the same terms as non-employee directors of the Company.

FaceBank and Mr. Bronfman also entered into the Company’s standard form of Indemnification Agreement (the “Indemnification Agreement”).

The foregoing descriptions of the Letter Agreement and the form of Indemnification Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Letter Agreement and the form of Indemnification Agreement, attached hereto as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference. The form of Indemnification Agreement was previously filed as Exhibit 10.2 to FaceBank’s current report on Form 8-K filed April 7, 2020.

The press release announcing Mr. Bronfman’s appointment as Executive Chairman and the resignation of Mr. Textor is furnished as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01 Regulation FD Disclosure.

On May 4, 2020, the Company issued a press release (the “Press Release”) announcing that the Company released a letter to shareholders (the “Shareholder Letter”) that included (i) select financial results from fuboTV Inc. (“fuboTV”), a wholly-owned subsidiary of the Company, on a stand-alone basis for the year ended December 31, 2019 and (ii) certain expected results of fuboTV on a stand-alone basis for the quarter ended March 31, 2020. The Company acquired fuboTV on April 1, 2020 when fuboTV Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of FaceBank Group, Inc. merged with and into fuboTV, and fuboTV continued as the surviving corporation.

The Shareholder Letter includes background on the Company, select historical financial information for fuboTV on a stand-alone basis, and commentary on streaming and advertising industry trends. The unaudited selected financial information contained in the Shareholder Letter is preliminary and thus still subject to change, and the Company recommends reading the full set of financial statements and related disclosures and risk factors for both the Company and fuboTV when they are available.

Additionally, the Press Release announced that the Company has taken a permissible extension due to COVID-19 to file its Form 10-K for the year ended December 31, 2019 reporting its historical financial results on a pre-merger basis. The Company’s financial results for the year ended December 31, 2019 will not include results for fuboTV.

The Press Release and the Shareholder Letter, which are furnished as Exhibits 99.2 and 99.3, respectively, are incorporated by reference into this Item 7.01. The information furnished pursuant to this Item 7.01, including the information contained in Exhibits 99.2 and 99.3, is “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 except to the extent such other filing specifically incorporates such information by reference.

Forward-Looking Statements

The Press Release and the Shareholder Letter contain forward-looking statements of the Company that involve substantial risks and uncertainties. All statements contained in the Press Release and the Shareholder Letter are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about FaceBank’s future financial performance, the impact of management changes, any organizational restructuring, the sufficiency of capital resources to fund its ongoing operating requirements; statements about the potential benefits of the merger with fuboTV Inc.; statements about the uplisting of the combined company to a national exchange; and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that FaceBank makes due to a number of important factors, including (i) risks related to the ability to realize the anticipated benefits of the transaction, including the risk that the businesses will not be integrated successfully, (ii) the effect of the transaction on FaceBank’s business relationships, operating results and business generally, (iii) risks that the transaction disrupts current plans and operations, (iv) risks related to the combined entity’s ability to uplist to a national securities exchange, (v) risks related to the combined entity’s access to existing capital and fundraising prospects to fund its ongoing operations and its ability to continue as a “going concern”, (vi) risks related to diverting management’s attention from FaceBank’s ongoing business operations, (vii) other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies, including the impact of COVID-19 on the broader market, and (viii) the outcome of any legal proceedings that may be instituted against FaceBank related to the merger agreement or the transaction. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements will be discussed in FaceBank’s Form 10-K for the year ended December 31, 2019, and we encourage you to read such risks in detail. The forward-looking statements in the Press Release and the Shareholder Letter represent FaceBank’s views as the date of the Press Release and the Shareholder Letter. FaceBank anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing FaceBank’s views as of any date subsequent to the date of the Press Release and the Shareholder Letter.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Letter Agreement by and between FaceBank Group, Inc. and Edgar Bronfman Jr., dated as of April 29, 2020.
10.2	Form of Indemnification Agreement by and between FaceBank Group, Inc. and its directors and officers (previously filed as Exhibit 10.2 to FaceBank’s current report on Form 8-K filed April 7, 2020).
17.1	Resignation Letter dated April 29, 2020.
99.1	Press Release of FaceBank Group, Inc., dated April 29, 2020.
99.2	Press Release of FaceBank Group, Inc., dated May 4, 2020.
99.3	Shareholder Letter of FaceBank Group, Inc., dated May 4, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FACEBANK GROUP, INC.

Date: May 5, 2020	By:	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer